Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Announces Pricing of $1,250.0 Million Offering of Senior Notes

HOUSTON, TX, September 8, 2026 — Group 1 Automotive, Inc. (NYSE: GPI) (“Group 1” or the “Company”), a Fortune 250 automotive retailer with 249 dealerships located in the U.S. and U.K, today announced the pricing of its private placement of $625.0 million in aggregate principal amount of its 6.250% senior unsecured notes due 2032 (the “2032 Notes”) and $625.0 million in aggregate principal amount of its 6.625% senior unsecured notes due 2035 (the “2035 Notes” and, together with the 2032 Notes, the “Notes”). The offering is expected to close on September 22, 2026, subject to customary closing conditions.

The Company intends to use the net proceeds of the offering, together with cash on hand, to fund the purchase price for its previously announced acquisition of certain dealership assets and related real estate from Hennessy Automobile Companies, Inc. and certain of its affiliates (the “Hennessy Acquisition”) and to pay related fees and expenses. Because the closing of the Hennessy Acquisition is expected to occur after the closing of the offering, the Company intends to use the net proceeds, pending the closing of the Hennessy Acquisition, to repay a portion of the outstanding borrowings under the acquisition line under its revolving credit facility, which the Company expects to reborrow at the closing of the Hennessy Acquisition to fund a portion of the purchase price.

If the Hennessy Acquisition is not consummated on or prior to the later of (x) January 6, 2027 (the “Outside Date”) and (y) such date to which the Outside Date under the purchase agreement relating to the Hennessy Acquisition may be extended in accordance with the terms thereof (such later date, the “Special Mandatory Redemption Outside Date”), or upon the occurrence of certain other events, including the termination of the purchase agreement related to the Hennessy Acquisition prior to the Special Mandatory Redemption Outside Date, the Company will be required to redeem all of the 2032 Notes then outstanding at a redemption price equal to 100% of the initial issue price thereof, plus accrued and unpaid interest, if any, from the issue date to, but excluding, the redemption date (the “Special Mandatory Redemption”). In that case, the Company intends to use the net proceeds of the offering that are not used to fund the Special Mandatory Redemption to repay borrowings under the Company’s revolving credit facility and for general corporate purposes.

The Notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and thus, the Notes may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Notes have been offered to persons reasonably believed to be qualified institutional buyers in an offering exempt from registration pursuant to Rule 144A under the Securities Act and to non-U.S. persons outside of the United States in compliance with Regulation S under the Securities Act. This announcement shall not constitute an offer to sell or a solicitation of an offer to buy any of these Notes or any security, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

ABOUT GROUP 1 AUTOMOTIVE, INC.

Group 1 owns and operates 249 automotive dealerships, 310 franchises, and 32 collision centers in the United States and the United Kingdom that offer 37 brands of automobiles. Through its dealerships and omni-channel platform, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.

FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements include statements regarding the proposed offering, the intended use of proceeds and the pending Hennessy Acquisition. These forward-looking statements often contain words such as “expects,” “anticipates,” “intends,” “plans,”

“believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the impacts of sustained levels of inflation, including reduced affordability of automobiles for consumers, (c) developments in U.S. and global trade policy, including the imposition by the U.S. of significant tariffs on the import of automobiles and certain materials used in our parts and services business and the resulting consequences (including, but not limited to, retaliatory tariffs by non-U.S. nations, supply chain disruptions, vehicle and part cost increases and demand decreases, and potential recessions in the U.S. and U.K.) and the passage of the “One Big Beautiful Bill,” including the associated impact on tax deductions in the domestic car industry and the elimination of certain clean energy tax credits, which could impact incentives for electric vehicle production and sales, (d) the level of manufacturer incentives, (e) our ability to comply with extensive laws, regulations and policies applicable to our operations, including BEV mandates in the U.K., and their impact on new vehicle demand, (f) our ability to obtain an inventory of desirable new and used vehicles (including as a result of changes in the international trade environment), (g) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (h) our cost of financing and the availability of credit for consumers, (i) our ability to complete acquisitions and dispositions, including the pending Hennessy Acquisition, on a timely basis, if at all and the risks associated therewith, (j) our ability to successfully integrate recent and future acquisitions, including the Hennessy Acquisition, and realize the expected benefits from consummated acquisitions, (k) foreign exchange controls and currency fluctuations, (l) the armed conflicts in Ukraine and the Middle East, including that between the U.S. and Iran, (m) broader macroeconomic challenges in the U.K., including inflationary pressures, fluctuations in interest and foreign exchange rates and overall economic volatility, which could further impact vehicle affordability, demand and our financial performance in that market, (n) our ability to maintain sufficient liquidity to operate, and (o) a material failure in or breach of our vendors’ information technology systems and other cybersecurity incidents. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

SOURCE: Group 1 Automotive, Inc.

Investor contacts:

David Helderman

Senior Manager, Investor Relations

Group 1 Automotive, Inc.

ir@group1auto.com

Media contacts:

Pete DeLongchamps

Senior Vice President, Manufacturer Relations, Financial Services and Corporate Development

Group 1 Automotive, Inc.

pdelongchamps@group1auto.com

Kimberly Barta

Head of Advertising, Brand and Communications

Group 1 Automotive, Inc.

kbarta@group1auto.com

or

Jude Gorman / Clayton Erwin

Collected Strategies

Group1-CS@collectedstrategies.com

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